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                                                              EXHIBIT 10.15

                               FIFTH AMENDMENT TO
                        MANUFACTURING LICENSE AGREEMENT

        This Fifth Amendment to the Manufacturing License Agreement dated as of February 22, 1996 (this "Amendment"), is entered into by and among Censtor Corp. and Censtor Media Corp. (collectively, "Censtor") and Denki Kagaku Kogyo Kabushiki Kaisha ("Denka"). This Amendment is made to the Manufacturing License Agreement dated August 26, 1988 (the "MLA"), by and between Censtor and Denka, as amended on December 19, 1990, as further amended on May 17, 1990, as further amended on August 23, 1991, and as further amended on July 27, 1993 (the MLA and all amendments thereto collectively, the "License Agreement"). All capitalized terms defined in the MLA and the various amendments and used herein without definition shall have the respective meanings assigned to such terms (whether directly or indirectly by reference) in the MLA and the various amendments.

                                    RECITALS

        WHEREAS, pursuant to the terms of the License Agreement, Censtor agreed to pay to Denka an amount equal to one percent (1%) of the running royalties Censtor received from its non-Denka licensees on their revenues of certain disk drives (the "Royalty Obligation");

        WHEREAS, Censtor Corp. and Denka have entered into an Amendment to Terms of Debenture dated as of the date hereof (the "Debenture Amendment");

        WHEREAS, pursuant to the terms of the Debenture Amendment, Denka will reduce the aggregate outstanding principal under certain debentures issued by Censtor Corp. in favor of Denka by the amount of $10,000,000;

        WHEREAS, in consideration for the execution and delivery of the Debenture Amendment, Censtor has agreed to amend the License Agreement such that Censtor's Royalty Obligation is increased from one percent (1%) to five percent (5%), such increase effective until December 31, 2001;

        WHEREAS, pursuant to a letter dated April 7, 1995, addressed to Dr. Garret A. Garrettson, President and CEO of Censtor, Denka agreed to waive certain provisions of the License Agreement as such provisions applied to the supply of magnetic head components;

        NOW, THEREFORE, in consideration of the mutual promises and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the above Recitals and as follows:

        1. Paragraph 2.2a(i). Paragraph 2.2.(a)(i) of the License Agreement shall be deleted in its entirety and the following paragraph shall be substituted therefor:
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                (i) If Censtor provides (by sale or otherwise) Contact
Recording Products (excluding magnetic head components) to any person who is not a Censtor licensee or a subcontractor of a Censtor licensee, except that Censtor may provide Contact Recording Products (excluding magnetic head components) to potential licensees of Censtor in connection with Censtor's promotion or sale of license rights for the Contact Recording Products (excluding magnetic head components); or

        2. Paragraph 2.2a(ii). Paragraph 2.2.(a)(ii) of the License Agreement shall be amended by inserting after the phrase "Contact Recording Products" the phrase "(excluding magnetic head components)".

        3. Paragraph 2.10. Paragraph 2.10 of the License Agreement shall be amended by inserting after the phrase "Contact Recording Products" the phrase "(excluding magnetic head components)".

        4. Paragraph 6.2. The first sentence of Paragraph 6.2 of the License Agreement shall be amended by deleting "one percent (1%)" and substituting "five percent (5%)" therefor.

        5. Paragraph 6.3. Paragraph 6.3 of the License Agreement shall be amended by inserting after the phrase "an amount equal to" in line 5 of Paragraph 6.3 the phrase "five (5) times". Paragraph 6.3 shall be further amended by deleting the sentence after "Example of formula:" and substituting the following sentence therefor:

           If a license fee of $5,000,000 was paid to Censtor for a license bearing a running royalty rate of 1.5% and then Censtor granted a license which had a license fee of $15,000,000 and a running royalty rate of 0.5%, then Censtor would pay Denka $250,000 [5 x [(1%-0.5%) x (15,000,000 - 5,000,000)]].

        6. Addition of Paragraph 6.6. Article 6 of the License Agreement shall be further amended by adding the following paragraph after Paragraph 6.5 thereof:

           6.6 Term of Obligations. Censtor's obligations to make payments to Denka under Paragraphs 6.2, 6.3 and 6.5 hereof shall terminate on December 31, 2001.

        7. Term of Amendment. Notwithstanding any other provision of this Amendment, the date of effect of this Amendment shall be September 30, 1996,

        8. Continued Effect. Unless expressly amended hereby, the License Agreement shall remain in full force and effect.

        8. Amendments. This Amendment may not be amended or waived except by a written instrument signed by both parties, and any such amendment or waiver shall be effective only for the specific purpose given.

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        9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

        10. Entire Agreement. This Amendment, together with the Licensing Agreement, express the entire understanding of the parties with respect to the transactions contemplated hereby and by the Licensing Agreement.

        11. Severability. The provisions of this Amendment are several and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction.

        12. Captions. Captions in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        13. Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same, and all of which shall constitute one agreement. In proving this Amendment, it shall not be necessary to produce more than one such counterpart executed by the party to be charged.

        14. Governing Law. This Amendment shall be governed in all respects by and construed and enforced in accordance with the internal laws of the State of California, without reference to conflict of laws.

        15. JURISDICTION: WAIVER OF JURY TRIAL. THE PARTIES AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AMENDMENT OR THE LICENSE AGREEMENT BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR ANY FEDERAL COURT SITTING THEREIN. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION ARISING IN CONNECTION WITH THIS AGREEMENT.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                        CENSTOR CORP


                                        By:     /s/ Garrett Garrettson
                                                ---------------------------
                                        Title:  President & CEO
                                                ---------------------------


                                        CENSTOR MEDIA CORP.

                                        By:     /s/ Garrett Garrettson
                                                ---------------------------
                                        Title:  President & CEO
                                                ---------------------------


                                        DENKI KAGAKU KOGYO KABUSHIKI

                                        By:     /s/ Tsuneo Yano
                                                ---------------------------
                                        Title:  President
                                                ---------------------------

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